John Hancock Funds
                            High Yield
                               Bond
                               Fund

                          ANNUAL REPORT

                         October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange
Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward.
And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive
Officer, flush right, next to first paragraph.



BY ARTHUR CALAVRITINOS, CFA, PORTFOLIO MANAGER

John Hancock
High Yield Bond Fund

High yield bonds are winners during
roller coaster period for most other bonds

The last 12 months have been good for high- yield bond investors, prompted by record-setting amounts of cash that poured into the high-yield market from investors searching for yield in a relatively low interest-rate environment. This robust demand for high-yield bonds, also known as junk bonds, occurred at the same time the overall supply of high-yield securities remained constant, providing a very attractive fundamental environment. The Fund fared particularly well because lower-quality high-yield bonds, those with a credit rating of single B that are the Fund's focus, outperformed higher-rated BB junk bonds for several reasons. First, single B's were particularly cheap at the beginning of the period and then advanced on favorable earnings reports. Second, the BB bonds, although still rated below investment grade, have interest rates that are closer to Treasury bonds and they move more in tandem. So their prices lagged along with Treasuries when interest rates rose earlier in the year.

"...junk bonds were the bright spot
in the period for bond-
holders..."

A 2 1/4" x 3 3/4" photo of fund management team at bottom right. Caption reads: Fund management team members (seated, l-r) Beverly Cleathero, Arthur Calavritinos, Fred Cavanaugh (standing l-r) Tom Huggins, Bruce
Martin, Lester Duke, Linda Carter. "

Overall, junk bonds were the bright spot in the period for bondholders who otherwise had a choppy ride as signs of a stronger growing economy prompted inflation fears and sent interest rates up and bond prices down. For instance, Treasury bonds with maturities ranging from five to 10 years gained 4.7% for the 12 months ended
October 31, 1996, while the broad high-yield market returned 10.8% and single B bonds returned 12.0%, as measured by the Merrill Lynch high-yield bond index. In this environment, John Hancock High Yield
Bond Fund turned in a strong performance on both an absolute and relative basis. For the 12 months ended October 31, 1996, the Fund's
Class A and Class B shares posted total returns of 16.06% and 15.24% respectively, at net asset value. That outperformed the average high current yield bond fund's average 12.65% return, according to Lipper
Analytical Services.1 We are pleased with this result and believe it is the cumulative result of the rigorous credit analysis we conduct on a daily basis. Please see pages six and seven for longer-term performance information.


Chart with heading "Top Five Holdings" at top of left hand column. The chart lists five holdings: 1) Nextel Communications 3.0% 2) Algoma
Steel 3.0% 3) Northwest Airlines 2.9%  4) Haynes International 2.8% 5)
NS Group 2.7%. A footnote below reads "As a percentage of net assets on October 31, 1996."


"...basic
industrial
companies
were some
of the
strongest
contributors..."

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Big 5 Holdings followed by an up arrow and the phrase "Boosted by rebounding California economy." The second listing is Indah Kiat followed by an up arrow and the phrase "Rising Indonesian paper demand increases profits." The third listing is Northwest Airlines followed by a down arrow and the phrase "Negative performance comparisons hurt stock price." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."


Themes emerge from bottom-up analysis

We continue to take a bottom-up approach to building the portfolio, searching for suitable companies across the broad high-yield bond market. This is important because by definition, high-yield bonds carry greater risk because their issuers have credit ratings below investment grade, meaning they're considered at greater risk of defaulting on their obligations than an investment-grade company.
Investors should be aware that the high-yield bond market is subject to greater fluctuations than less aggressive bond funds and therefore may not be for everyone. In our view, the key is to find what we consider to be good credits, those we believe have the ability to thrive and meet their obligations. Often this bottom-up approach leads us to different investment themes. One has been our paper holdings, which we began buying after our analysis showed that the industry was becoming far less cyclical -- that is, tied to the economy -- than it traditionally had been. Signs of upcoming consolidation in the industry also appeared promising.

A strong performer was cardboard box maker Gaylord Container, whose bonds rose by more than 10% during the period despite falling paper prices and earnings. But on an absolute basis, earnings were acceptable. What's more, the company bought back some of its stock and it's also an attractive acquisition candidate. Another was Indonesian giant Indah Kiat International, which produces white paper. The company has benefited from access to Indonesian fast-growing trees and a huge increase in demand from a burgeoning, well-educated middle class. In fact, basic industrial companies were some of the strongest contributors to Fund performance. Others included our steel companies, such as NS Group, which makes pipes used in transporting and drilling gas, and Algoma Steel.

Another theme we like is gaming companies. This industry features a fairly fixed number of markets, growing demand and players that will either thrive or be acquired. We did well with GNF Corp., a company within the well-known Bally fold that was sold to Hilton along with Bally. Its bonds had risen by more than 20% when we sold them. We also did well with our California holdings which are benefiting from the state's rebounding economy. These include homebuilder JM Peters
Company, and retailer Big 5 Holdings, a sporting goods company.

Bar chart with heading "Fund Performance" at top of left hand column.
Under the heading is the footnote: "For the fiscal year ended October
31, 1996." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 16.06% total return for the John Hancock High Yield Bond Fund, Class A. The second represents the
15.24% total return for John Hancock High Yield Bond Fund, Class B. The third represents the 12.65% total return for the average high current yield fund. A footnote below reads: "Total returns for John Hancock High
Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper
Analytical Services. (1) See following two pages for historical performance information."

A word about common stocks

One basic industrial company that served us well was USX-Delhi
Group, a gas processor whose common stock has risen by more than 30% since we bought it. As indicated in the Fund's prospectus, we have the flexibility to buy stocks on a case-by-case basis as we believe market conditions warrant, up to a maximum 20% of the Fund's net assets. We took advantage of that flexibility to buy stock in USX-
Delhi after looking at a comparable company that had issued high-yield bonds, which USX-Delhi does not. That analysis convinced us that USX-Delhi was trading very inexpensively, so we bought some shares. It was a perfect example of how our knowledge of high-yield companies has led us to other attractive common stocks, which currently make up 6% of the Fund's net assets. Another was our familiarity with the airline industry which led us to the common stock of Swiss Air at a time when its price was depressed because of some negative sentiment in Europe. But we knew the company had a solid balance sheet and a strong franchise. So we took it as a buying opportunity and were not proven wrong.

Yet a major disappointment during the period was our Northwest
Airlines stock, which suffered for several reasons. Those included fear of labor cost increases, concerns about future earnings after reinstating the excise tax -- which had been suspended as part of the government budget process -- and negative reaction to the airline's recent performance comparisons. We're sticking with the stock because we're comfortable with the company's value, its strong cash flow and excellent route structure. Another disappointment was our South African bonds, which were hurt by a sharp decline in the value of the South African rand.

"Careful credit
selection
remains the
watchword."

Outlook

After the strong performance we've seen this year in the high yield bond market, we're taking a more cautious view for now. It's not going to be as easy to find as many good credit stories, high yields and cheap prices as we did this year. If the economy gets any stronger and interest rates rise again, some investors might move away from high yield-bonds and upgrade the credit quality of their portfolios. In any event, we'll continue to focus on active company analysis to help us choose only those with solid fundamentals.
Careful credit selection remains the watchword. With that philosophy, we continue to believe high yield-bonds have room to perform, especially if the favorable supply/demand scenario remains in place.

-------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a detailed discussion of the risks of investing in high-yield bonds.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond
Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                      ONE       FIVE      LIFE OF
                                     YEAR      YEARS         FUND
                                   --------  ---------   ---------
John Hancock High Yield Bond
Fund: Class A                       10.21%     25.15%(1)       N/A
John Hancock High Yield Bond
Fund: Class B                        9.57%     67.89%       113.76%(2)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                                      ONE       FIVE      LIFE OF
                                     YEAR      YEARS         FUND
                                   --------  ---------   ---------
John Hancock High Yield Bond
Fund: Class A                       10.21%      7.15%(1)        N/A
John Hancock High Yield Bond
Fund: Class B                        9.57%     10.92%          8.88%(2)


YIELDS

As of October 31, 1996

                                                      SEC 30-Day
                                                        Yield
                                                     ------------
John Hancock High Yield Bond Fund: Class A               9.73%
John Hancock High Yield Bond Fund: Class B               9.44%

Notes to Performance

(1) Class A shares commenced on June 30, 1993.

(2) Class B shares commenced on October 26, 1987.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth on October 31,
1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield
Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

High Yield Bond Fund Fund
Class A shares

Line chart with the heading High Yield Bond Fund Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $13,239 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond
Fund on June 30, 1993, before sales charge, and is equal to $13,213 as of October 31, 1996. The third line represents the High Yield Bond Fund, after sales charge, and is equal to $12,621 as of October 31, 1996.


High Yield Bond Fund
Class B shares

Line chart with the heading High Yield Bond Fund Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $23,749 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond
Fund on October 26, 1987, before sales charge, and is equal to $21,545 of October 31, 1996.

*No contingent sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - High Yield Bond Fund


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The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
-----------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Bonds (cost -- $242,993,070)                                    $ 247,225,216
Common stocks, preferred stocks
and warrants (cost -- $29,269,866)                              $  32,684,764
Joint repurchase agreement (cost -- $8,520,000)                     8,520,000
Corporate savings account                                              81,493
                                                                -------------
                                                                  288,511,473
Receivable for shares sold                                          1,958,919
Receivable for investments sold                                     7,054,682
Receivable for forward foreign currency exchange
contracts sold -- Note A                                               15,973
Interest receivable                                                 7,447,278
Dividend receivable                                                    82,659
Miscellaneous assets                                                   82,758
                                                                -------------
Total Assets                                                      305,153,742
-----------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                   9,047,271
Payable for shares repurchased                                         34,405
Dividend payable                                                       80,756
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                              191,122
Accounts payable and accrued expenses                                  64,570
                                                                -------------
Total Liabilities                                                   9,418,124
-----------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                   300,915,279
Accumulated net realized loss on investments and
foreign currency transactions                                  (   12,710,642)
Net unrealized appreciation of investments and
foreign currency transactions                                       7,582,656
Distributions in excess of net investment income                (      51,675)
                                                                -------------
Net Assets                                                      $ 295,735,618
=============================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding -- 125,000,000 shares
authorized with $0.01 per share par
value, respectively)
Class A -- $52,792,025 / 6,993,073                               $       7.55
=============================================================================
Class B -- $242,943,593 / 32,181,511                             $       7.55
=============================================================================
Maximum Offering Price Per Share*
Class A -- ($7.55 x 104.71%)                                     $       7.91
=============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

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The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
-----------------------------------------------------------------------------
Investment Income:
Interest                                                          $26,344,513
Dividends (net of foreign withholding taxes of $688)                  516,328
                                                                  -----------
                                                                   26,860,841
                                                                  -----------
Expenses:
Investment management fee -- Note B                                 1,326,701
Distribution/service fee -- Note B
Class A                                                                94,091
Class B                                                             1,940,909
Transfer agent fee -- Note B                                          318,480
Custodian fee                                                          99,931
Registration and filing fees                                           85,256
Auditing fee                                                           48,290
Financial services fee -- Note B                                       37,927
Printing                                                               36,514
Trustees' fees                                                         26,487
Advisory board fee                                                     15,911
Legal fees                                                             10,110
Miscellaneous                                                           4,379
                                                                  -----------
Total Expenses                                                      4,044,986
-----------------------------------------------------------------------------
Net Investment Income                                              22,815,855
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized gain on investments sold                               8,079,688
Net realized loss on foreign currency transactions               (     50,098)
Change in net unrealized appreciation/depreciation
of investments                                                      3,036,975
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                       48,361
                                                                  -----------
Net Realized and Unrealized Gain
on Investments and Foreign
Currency                                                           11,114,926
-----------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                         $33,930,781
=============================================================================

See notes to financial statements.

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Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                           ----------------------------------
                                                                                               1995                  1996
                                                                                           ------------          ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                      $ 17,462,118          $ 22,815,855
Net realized gain (loss) on investments sold
and foreign currency transactions                                                         (  12,008,875)            8,029,590
Change in net unrealized appreciation/depreciation
of investments and foreign currency transactions                                              9,302,593             3,085,336
                                                                                           ------------          ------------
Net Increase in Net Assets Resulting from Operations                                         14,755,836            33,930,781
                                                                                           ------------          ------------
Distributions to Shareholders:
Dividends from net investment income:
Class A - ($0.7310 and $0.7560 per share, respectively)                                   (   1,845,748)        (   3,878,979)
Class B - ($0.6738 and $0.7024 per share, respectively)                                   (  15,681,410)        (  18,935,736)
                                                                                           ------------          ------------
Total Distributions to Shareholders                                                       (  17,527,158)        (  22,814,715)
                                                                                           ------------          ------------
From Fund Share Transactions - Net* :                                                        37,374,759            77,581,499
                                                                                           ------------          ------------
Net Assets:
Beginning of period                                                                         172,434,616           207,038,053
End of period (including undistributed net                                                 ------------          ------------
investment income of $21,206 and distributions in excess
of net investment income of $51,675, respectively)                                         $207,038,053          $295,735,618
                                                                                           ============          ============

* Analysis of Fund Share Transactions:


                                                                              YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------------------------------
                                                                   1995                                  1996
                                                     ------------------------------         ---------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------          -----------          ---------           -----------
CLASS A
Shares sold                                           6,078,825          $43,382,586          8,767,330          $ 65,045,830
Shares issued to shareholders
in reinvestment of distributions                        135,872              966,256            274,586             2,040,722
                                                     ----------          -----------         ----------          ------------
                                                      6,214,697           44,348,842          9,041,916            67,086,552
                                                     ----------          -----------         ----------          ------------
Less shares repurchased                             ( 4,135,476)        ( 29,488,564)        (5,722,882)        (  42,359,728)
                                                     ----------          -----------         ----------          ------------
Net increase                                          2,079,221          $14,860,278          3,319,034          $ 24,726,824
                                                     ==========          ===========         ==========          ============
CLASS B
Shares sold                                          10,103,871          $71,810,000         16,014,384          $119,134,111
Shares issued to shareholders
in reinvestment of distributions                      1,007,375            7,154,628          1,109,704             8,233,250
                                                     ----------          -----------         ----------          ------------
                                                     11,111,246           78,964,628         17,124,088           127,367,361
                                                     ----------          -----------         ----------          ------------
Less shares repurchased                             ( 7,937,826)        ( 56,450,147)       (10,029,960)        (  74,512,686)
                                                     ----------          -----------         ----------          ------------
Net increase                                          3,173,420          $22,514,481          7,094,128           $52,854,675
                                                     ==========          ===========         ==========          ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.

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Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------
                                                     FOR THE PERIOD
                                                   FROM JUNE 30, 1993                 YEAR ENDED OCTOBER 31,
                                              (COMMENCEMENT OF OPERATIONS)  -------------------------------------
                                                  TO OCTOBER 31, 1993           1994        1995(1)      1996
                                              ----------------------------  ------------ ------------ -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                    $   8.10              $   8.23     $   7.33    $   7.20
                                                        --------              --------     --------    --------
Net Investment Income                                       0.33                  0.80(2)      0.72        0.76(2)
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency Transactions            0.09             (    0.83)   (    0.12)       0.35
                                                        --------              --------     --------    --------
Total from Investment Operations                            0.42             (    0.03)        0.60        1.11
                                                        --------              --------     --------    --------
Less Distributions:
Dividends from Net Investment Income                   (    0.29)            (    0.82)   (    0.73)  (    0.76)
Distributions from Net Realized Gain
on Investments Sold                                           --             (    0.05)          --          --
                                                        --------              --------     --------    --------
Total Distributions                                    (    0.29)            (    0.87)   (    0.73)  (    0.76)
                                                        --------              --------     --------    --------
Net Asset Value, End of Period                          $   8.23              $   7.33     $   7.20    $   7.55
                                                        ========              ========     ========    ========
Total Investment Return at Net Asset Value (3)              4.96%(4)          (   0.59%)       8.83%      16.06%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)               $  2,344              $ 11,696     $ 26,452    $ 52,792
Ratio of Expenses to Average Net Assets                     0.91%(5)              1.16%        1.16%       1.10%
Ratio of Net Investment Income
to Average Net Assets                                      12.89%(5)             10.14%       10.23%      10.31%
Portfolio Turnover Rate                                      204%                  153%          98%        113%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.

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Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------
                                               1992           1993           1994             1995(1)         1996
                                            --------        --------       --------         --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period        $   7.44        $   7.43       $   8.23         $   7.33        $   7.20
                                            --------        --------       --------         --------        --------
Net Investment Income                           0.87            0.80           0.74(2)          0.67            0.70(2)
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions                               (    0.04)           0.75      (    0.83)       (    0.13)           0.35
                                            --------        --------       --------         --------        --------
Total from Investment Operations                0.83            1.55      (    0.09)            0.54            1.05
                                            --------        --------       --------         --------        --------
Less Distributions
Dividends from Net Investment Income       (    0.84)      (    0.75)     (    0.76)       (    0.67)      (    0.70)
Distributions from Net Realized Gain
on Investments Sold                               --              --      (    0.05)              --              --
                                            --------        --------       --------         --------        --------
Total Distributions                        (    0.84)      (    0.75)     (    0.81)       (    0.67)      (    0.70)
                                            --------        --------       --------         --------        --------
Net Asset Value, End of Period              $   7.43        $   8.23       $   7.33         $   7.20        $   7.55
                                            ========        ========       ========         ========        ========
Total Investment Return
at Net Asset Value (3)                         11.56%          21.76%      (   1.33%)           7.97%          15.24%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)   $ 98,560        $154,214       $160,739         $180,586        $242,944
Ratio of Expenses to Average Net Assets         2.25%           2.08%          1.91%            1.89%           1.82%
Ratio of Net Investment Income
to Average Net Assets                          11.09%          10.07%          9.39%            9.42%           9.49%
Portfolio Turnover Rate                          206%            204%           153%              98%            113%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.

See notes to financial statements.





Schedule of Investments
October 31, 1996
-----------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the High Yield Bond Fund on October 31, 1996.
It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments.
The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund.
Short-term investments, which represent the Fund's "cash" position, are listed last.
                                                                                     PAR  VALUE
                                                           INTEREST        S&P          (000'S           MARKET
ISSUER, DESCRIPTION                                          RATE         RATING*       OMITTED)          VALUE
-------------------                                      ------------   ----------    ------------      --------
BONDS
Advertising (1.32%)
Jordan Industries, Inc., Sr Sub Deb 08-01-05,
Stepped Coupon (11.75%, 8-01-98) (A)                         Zero %         B-         $  5,000    $  3,900,000
                                                                                                   ------------
Aerospace (1.11%)
Rohr, Inc., Sr Note 05-15-03                               11.625           BB-           3,000       3,292,500
                                                                                                   ------------
Agricultural Operations (.99%)
Iowa Select Farms, L.P., Sr Note Ser A 02-15-04            17.250           B             5,000       2,942,500
                                                                                                   ------------
Automobile Parts (1.87%)
Harvard Industries, Inc., Sr Note 07-15-04                 12.000           B+            6,000       5,520,000
                                                                                                   ------------
Automobile/Truck (3.06%)
Fruehauf Trailer Corp., Sr Note 04-30-02                   14.750           D             1,649       1,335,690
Great Dane Holdings,
Sr Sub Deb 08-01-01                                        12.750           B-            4,685       4,614,725
Sub Deb 01-01-06                                           14.500           CCC           3,132       3,085,020
                                                                                                   ------------
                                                                                                      9,035,435
                                                                                                   ------------
Banks - Foreign (.16%)
Sumitomo Bank International Finance N.V.,
Sub Gtd Note 05-31-01 (Japan) # (R)                         0.750           A2           50,000         479,947
                                                                                                   ------------
Banks -- U.S. (.81%)
First Nationwide Holdings, Inc., Sr Note 04-15-03          12.500           B             1,000       1,085,000
First Nationwide Escrow Corp., Sr Sub Note 10-01-03 (R)    10.625           BA3           1,250       1,318,750
                                                                                                   ------------
                                                                                                      2,403,750
                                                                                                   ------------
Broadcasting (.66%)
CBS, Inc., Deb 06-01-22                                     8.875           BB            2,000       1,968,280
                                                                                                   ------------
Building (1.89%)
Fortress Group, Inc., Sr Note 05-15-03                     13.750           B3            3,000       3,165,000
Olympia & York Maiden Lane Finance Corp.,
Mtg Backed 12-31-96                                          Zero           D             2,000         630,000
Waxman Industries, Inc., Sr Note Ser B 06-01-04,
Stepped Coupon (12.75%, 06-01-99) (A)                        Zero           CCC+          2,500       1,793,750
                                                                                                   ------------
                                                                                                      5,588,750
                                                                                                   ------------
Cable TV (.78%)
Australis Media Ltd., Units (Sr Sub Disc Note
05-15-03 & Warr.) (Australia) (F)                            Zero           CCC           3,000       1,755,000
Scandinavian Broadcasting System S.A.,
Conv Sub Deb 08-01-05 (Netherlands) (F)                     7.250           B               555         561,938
                                                                                                   ------------
                                                                                                      2,316,938
                                                                                                   ------------
Chemicals (.86%)
OPP Petroquimica S.A., Bond 10-29-04 (Brazil) (F) (R)      11.000           NR            2,000       1,985,000
Sterling Chemicals Holdings, Sr Disc Note 08-15-08,
Stepped Coupon (13.50%, 08-15-01) (A)                        Zero           B+            1,000         570,000
                                                                                                   ------------
                                                                                                      2,555,000
                                                                                                   ------------
Computers (0.71%)
Computervision Corp., Sr Sub Note 08-15-99                 11.375           B-            2,000       2,090,000
                                                                                                   ------------
Construction (0.37%)
Primeco, Inc., Sr Sub Note 03-01-05                        12.750           B             1,000       1,105,000
                                                                                                   ------------
Containers (2.23%)
Gaylord Container Corp., Sr Sub Disc Deb 05-15-05,
Stepped Coupon (12.75%, 05-15-96) (A)                        Zero           B-            6,000       6,585,000
                                                                                                   ------------
Cosmetics & Toiletries (0.73%)
Renaissance Cosmetics, Sr Note 08-15-01                    13.750           B             2,000       2,155,000
                                                                                                   ------------
Diversified Operations (1.59%)
Reeves Industries, Inc., Sr Note 07-15-02                  11.000           B-            5,000       4,700,000
                                                                                                   ------------
Financial (1.37%)
Intertek Finance plc, Sr Sub Note 11-01-06 (R) +           10.250           B2            1,150       1,150,000
Trump Holdings & Funding Corp., Sr Note 06-15-05           15.500           B+            2,500       2,900,000
                                                                                                   ------------
                                                                                                      4,050,000
                                                                                                   ------------
Foods (4.71%)
Americold Corp., Sr Sub Note 05-01-08                      12.875           B-            2,000       2,065,000
Di Giorgio Corp., Sr Note 02-15-03                         12.000           B             4,250       4,250,000
International Home Foods, Sr Sub Note 11-01-06 (R)         10.375           B-            2,000       2,017,500
Specialty Foods Acquisition Corp.,
Sr Sub Note Ser B 08-15-03                                 11.250           B-            4,000       3,250,000
White Rose Foods, Inc., Sr Note Ser B 11-01-98               Zero           B-            3,000       2,355,000
                                                                                                   ------------
                                                                                                     13,937,500
                                                                                                   ------------
Glass Products (1.33%)
Owens-Illinois, Inc.,
Deb 12-01-03                                               11.000           BB            2,000       2,197,500
Sr Sub Note 04-01-99                                       10.250           B+            1,700       1,725,500
                                                                                                   ------------
                                                                                                      3,923,000
                                                                                                   ------------
Governmental - Foreign (1.63%)
Italy, Republic of, Privatization
Exchangeable Note 06-28-01 (Italy) (F)                      5.000           AA3           1,000         986,250
Land & Agricultural Bank of South
Africa, Bond 11-15-96 (South Africa) #                     16.000           BBB          18,000       3,830,725
                                                                                                   ------------
                                                                                                      4,816,975
                                                                                                   ------------
Leisure & Recreation (10.15%)
Argosy Gaming Co., 1st Mtg 06-01-04                        13.250           B+            3,000       2,880,000
Aztar Corp., Sr Sub Note 10-01-04                          13.750           B             2,000       2,200,000
Casino America, Inc., Sr Secured Note 08-01-03             12.500           B             2,200       2,255,000
Claridge Hotel & Casino Corp., (The), 1st Mtg 02-01-02     11.750           CCC+            580         417,600
Coast Hotels & Casinos, Inc., 1st Mtg Ser B 12-15-02       13.000           B             3,000       3,225,000
GB Property Funding Corp., 1st Mtg 01-15-04                10.875           B             6,000       5,460,000
Lady Luck Gaming Corp., 1st Mtg Ser Qtr 03-01-01           11.875           B-            2,750       2,695,000
Mohegan Tribal Gaming Authority, Sr Note Ser B 11-15-02    13.500           BB+           3,400       4,335,000
Showboat, Inc., Sr Sub Note 08-01-09                       13.000           B             2,000       2,240,000
Showboat Marina Casino/Finance,  1st Mtg Ser B 03-15-03    13.500           B             4,000       4,300,000
                                                                                                   ------------
                                                                                                     30,007,600
                                                                                                   ------------
Metals (.72%)
Alpine Group, Inc., (The), Sr Note Ser B 07-15-03          12.250           B             1,995       2,134,650
                                                                                                   ------------
Oil & Gas (4.47%)
Kelly Oil & Gas Partners Ltd.,
Sub Note Convertible 12-15-99                               7.875           B-            4,550       4,186,000
Deb 04-01-00                                                8.500           B-            1,500       1,425,000
Maxus Energy Corp., Deb 11-15-15                           11.500           BB-           2,000       2,102,500
Tokheim Corp., Sr Sub Note 08-01-06 (R)                    11.500           B             1,500       1,582,500
TransAmerican Refining Corp., 1st Mtg Ser 1 02-15-02,
Stepped Coupon (18.50%, 2/98, 18.00%, 8/98) (A)              Zero           CCC+          5,000       3,925,000
                                                                                                   ------------
                                                                                                     13,221,000
                                                                                                   ------------
Paper (2.48%)
American Pad & Paper Co., Sr Sub Note Ser B 11-15-05       13.000           B               780         895,050
APP International Finance Co. B.V., Gtd Sec
Note 10-01-05 (Indonesia) (F)                              11.750           BB              750         776,250
Grupo Industrial Durango, S.A., Note 08-01-03
(Mexico) (F)                                               12.625           BB-             615         642,675
Indah Kiat International Finance Co.,
Sr Sec Note 06-15-06 (Indonesia) (F)                       12.500           BB            2,500       2,718,750
Riverwood International Corp., Sr Sub Note 04-01-08        10.875           B             2,500       2,287,500
                                                                                                   ------------
                                                                                                      7,320,225
                                                                                                   ------------
Pollution Control (0.99%)
ICF Kaiser International, Inc., Unit
(Sr Sub Note & Warr.) 12-31-03                             13.000           B-            3,000       2,932,500
                                                                                                   ------------
Printing (1.12%)
Sullivan Graphics, Inc., Sr Sub Note 08-01-05              12.750           CAA           2,000       1,920,000
United States Banknote Corp., Sr Note
Ser B 08-01-02                                             11.625           B-            1,500       1,380,000
                                                                                                   ------------
                                                                                                      3,300,000
                                                                                                   ------------
Protection (0.94%)
Mosler, Inc., Sr Note Ser A 04-15-03                       11.000           CCC-          3,000       2,767,500
                                                                                                   ------------
Publishing - Newspapers (1.06%)
Affiliated Newspapers Investments Inc.,
Sr Disc Note 07-01-06, Stepped Coupon
(13.25%, 07-01-99) (A)                                       Zero           B             4,000       3,140,000
                                                                                                   ------------
Real Estate (0.96%)
JM Peters Company, Inc., Sr Note 05-01-02                  12.750           B-            3,000       2,850,000
                                                                                                   ------------
Retail (9.63%)
American Restaurant Group, Inc.,
Sr Note Ser 92 09-15-98                                    13.000           CC            1,561       1,451,611
Barry's Jewelers, Inc., Sr Note 12-22-00                   11.000           B3            5,000       4,643,750
Big 5 Holdings, Sr Sub Note Ser B 09-15-02                 13.625           B-            6,805       6,736,950
Duane Reade Corp., Sr Note 09-15-02                        12.000           B-              636         616,920
Duane Reade Holding Corp., Sub Note 09-15-04,
Stepped Coupon (15.00%, 09-15-99) (A)                        Zero           CAA           2,000         960,000
Flagstar Corp., Sr Note 09-15-01                           10.750           B-            3,915       3,406,050
Hills Stores Co., Sr Note Ser B 07-01-03                   12.500           B1            2,000       1,800,000
International Semi-Tech Microelectronics Inc.,
Sr Disc Note 08-15-03, Stepped Coupon
(11.50%, 08-15-00) (A)                                       Zero           B+            3,000       1,830,000
Lechters, Inc., Sub 09-27-01                                5.000           B               500         335,000
Petro PSC / Properties, L.P., Sr Note 06-01-02             12.500           B             1,950       2,008,500
Remington Arms Company, Inc., Sr Sub Note 12-01-03 (R)     10.000           B             3,000       2,505,000
Star Markets Company, Inc., Sr Sub Note 11-01-04           13.000           CCC+          2,000       2,180,000
                                                                                                   ------------
                                                                                                     28,473,781
                                                                                                   ------------
Steel (11.97%)
Algoma Steel, Inc., 1st Mtg 07-15-05                       12.375           B             8,500       8,797,500
Gulf States Steel, Inc. of Alabama, 1st Mtg 04-15-03       13.500           B             8,250       7,837,500
Haynes International, Inc., Sr Note 09-01-04               11.625           B-            8,000       8,320,000
NS Group, Inc., Unit (Sr Sec Note 07-15-03 & Warr.)        13.500           B-            8,000       7,980,000
Sheffield Steel Corp., Sr Note 11-01-01                    12.000           B3            2,000       1,850,000
Weirton Steel Corp., Sr Note 03-01-98                      11.500           B               580         600,300
                                                                                                   ------------
                                                                                                     35,385,300
                                                                                                   ------------
Telecommunications (7.48%)
Comunicacion Celular S.A., Bond 11-15-03,
Stepped Coupon (13.125%, 11-15-00) (A)                       Zero           B+            3,250       1,998,750
EchoStar Communications Corp.,
Sr Disc Note 06-01-04, Stepped Coupon
(12.875%, 06-01-99) (A)                                      Zero           B               393         314,400
EchoStar Satellite Broadcasting Corp.,
Sr Disc Note 03-15-04, Stepped Coupon
(13.125%, 03-15-00) (A)                                      Zero           B-           10,300       7,210,000
Fonorola, Inc., Sr Note 08-15-02                           12.500           B+            1,500       1,631,250
Impsat Corp., Sr Gtd Note 07-15-03 (R)                     12.125           BB-             835         868,400
Nextel Communications, Inc., Sr Disc Note 08-15-04           Zero           CCC-         13,900       8,826,500
Shared Technologies Fairchild, Inc.,
Sr Sub Disc Note 03-01-06, Stepped Coupon
(12.25%, 03-01-99) (A)                                       Zero           CAA           1,600       1,264,000
                                                                                                   ------------
                                                                                                     22,113,300
                                                                                                   ------------
Textiles (0.60%)
Apparel Ventures, Inc., Sr Note 12-31-00                   12.250           B-            2,350       1,786,000
                                                                                                   ------------
Tobacco ( 0.26%)
Liggett Group, Inc., Sr Note Ser B 02-01-99                11.500           B             1,000         760,000
                                                                                                   ------------
Transportation (1.86%)
AM General Corp., Sr Note Ser B 05-01-02                   12.875           B             4,000       3,800,000
Burlington Motor Holdings, Inc., Sr Sub Note 11-01-03      11.500           CCC+          2,000          12,500
Jet Equipment Trust Ser 1995-B, Cert 08-15-14 (R)          10.910           BB+           1,500       1,687,785
                                                                                                   ------------
                                                                                                      5,500,285
                                                                                                   ------------
Utilities (0.73%)
CE Casecnan Water & Energy Co., Inc.,
Sr Note Ser A 11-15-05                                     11.450           BB            2,000       2,167,500
                                                                                                   ------------
TOTAL BONDS
(Cost $242,993,070)                                                                      (83.60%)   247,225,216
                                                                                          ------   ------------

                                                                                   NUMBER OF SHARES
                                                                                     OR WARRANTS
                                                                                   ----------------
COMMON AND PREFERRED STOCKS AND WARRANTS
American Telecasting, Warrants**                                                          2,000           7,000
AVI Holdings Inc., Warrants (R) **                                                        1,500           7,500
Barry's Jewelers, Inc., Common Stock**                                                   40,000          95,000
Bowater Inc., Ser B Conv Pref Stock                                                     101,000       2,979,500
Browne Bottling Co., Warrants **                                                            237               2
Canadian National Railway Co., Common Stock (Canada) (F)                                 20,000         550,000
Casino Magic Finance Corp., Warrants**                                                    9,000              90
Chancellor Broadcasting, Ser A Pref Stock                                                20,000       2,190,000
CHC Helicopter Corp., Warrants (Canada) (F)**                                            16,000           8,000
Comunicacion Celular SA, Warrants**                                                      32,500         195,000
Continental Air Finance Trust, Pref Stock (R)                                            45,500       2,849,438
Crown Packaging Holdings Ltd., Common Stock (Canada) (F)**                                2,750          22,000
Decorative Home Accents, Common Stock**                                                   1,000           6,000
Farm Fresh Holdings Corp., Common Stock (Class B)**                                       1,000          10,000
Haynes Holdings, Inc., Common Stock**                                                    67,938         696,364
Lady Luck Gaming Corp., Common Stock**                                                   31,786       1,001,259
Newcourt Credit Group, Inc., Common Stock (Canada)#                                       25,000         775,498
Northwest Airlines Corp., Common Stock (Class A)**                                      260,000       8,612,500
Qantas Airways Ltd., Common Stock American Depositary Shares
(ADS) (Australia) (F) (R)                                                                32,200         469,849
Renaissance Cosmetics, Warrants**                                                         4,000         200,000
Sterling Chemicals Holdings, Warrants**                                                   1,000          35,000
Swissair Schweizerische Luftverkehr AG Reg Shares, (Switzerland)**#                       3,400       2,660,639
USX-Delhi Group, Common Stock                                                           221,400       2,905,875
US Air Group, Inc., Ser B Pref Stock                                                     16,000         842,000
Wang Laboratories Inc., Ser B Conv Pref Stock (R)                                       100,000       5,275,000
Weirton Steel Corp., Common Stock**                                                     100,000         212,500
Western Pacific Airlines, Inc., Common Stock**                                           10,000          78,750
                                                                                                   ------------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(Cost $29,269,866)                                                                       (11.05%)    32,684,764
                                                                                          ------   ------------

                                                                                      PAR  VALUE
                                                                        INTEREST        (000'S          MARKET
ISSUER, DESCRIPTION                                                       RATE         OMITTED)          VALUE
-------------------                                                    ----------    ------------      --------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.88%)
Investment in a joint repurchase agreement transaction with
SBC Capital Markets Inc., Dated 10-31-96, Due 11-01-96
(secured by U.S. Treasury Bonds 10.375%, 11.250%, 12.000%,
and 6.250%, Due 11-15-12, 2-15-15, 8-15-13,
and 8-15-23, respectively) - Note A                                       5.54%          $8,520    $  8,520,000
                                                                                                   ------------
Corporate Savings Account (0.03%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                                                       81,493
                                                                                                   ------------

TOTAL SHORT TERM INVESTMENTS                                                              (2.91%)     8,601,493
                                                                                         ------    ------------
TOTAL INVESTMENTS                                                                      (  97.56%)  $288,511,473
                                                                                         ======    ============

NOTES TO THE SCHEDULE OF INVESTMENTS

(A)  Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(F)  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

  #  Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(R)  These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $22,196,669 as of October 31, 1996.

  *  Credit Ratings are unaudited and rated by Moody's Investor Services or John Hancock Advisers, Inc. where
     Standard and Poors ratings are not available.

**   Non-income producing security.

  +  The security having an aggregate value of $1,150,000 or .39% of the Fund's net assets, has been purchased on a delayed delivery basis. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to its unfunded commitment. Accordingly, the market value of
     $1,402,500 of Mohegan Tribal Gaming Authority 13.50%, 11/15/02 has been segregated to cover the unfunded commitment. The sale of this security has certain restrictions.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.






Portfolio Concentration
October 31, 1996
------------------------------------------------------------------------------------------------
The High Yield Bond Fund invests primarily in securities issued in the United States of America.
The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at October 31, 1996 assigned to country categories.

                                                            MARKET VALUE
                                                          AS A PERCENTAGE
                                                             OF FUND'S
COUNTRY DIVERSIFICATION                                     NET ASSETS
-----------------------                                   ---------------
Australia                                                      0.75%
Brazil                                                         0.67
Canada                                                         0.46
Indonesia                                                      1.18
Italy                                                          0.33
Japan                                                          0.16
Mexico                                                         0.22
Netherlands                                                    0.19
South Africa                                                   1.30
Switzerland                                                    0.90
United States                                                 91.40%
                                                              -----
TOTAL INVESTMENTS                                             97.56%
                                                              =====


                                                            MARKET VALUE
                                                          AS A PERCENTAGE
                                                             OF FUND'S
QUALITY DISTRIBUTION                                        NET ASSETS
---------------------                                     ---------------
AA                                                             0.33%
A                                                              0.16
BBB                                                            1.30
BB                                                             7.70
B                                                             62.51
CAA                                                            1.40
CCC                                                            8.37
CC                                                             0.49
D                                                              0.67
NR                                                             0.67%
                                                              -----
TOTAL BONDS                                                   83.60%
                                                              =====

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - High Yield Bond Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment
Company Act of 1940. Until August 31, 1996, the Fund was a series of
John Hancock Series, Inc. The Trust consists of three series: John
Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate
Government Fund, and John Hancock Government Income Fund
(collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $20,457,110 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: December 31, 2002
-- $9,184,252 and December 31, 2003 -- $11,272,858.  The Fund's tax
year end is December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.
dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's
Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

Open foreign currency forward sell contracts at October 31, 1996, were as follows:

                 PRINCIPAL AMOUNT    EXPIRATION    UNREALIZED
CURRENCY        COVERED BY CONTRACT     MONTH     APPRECIATION
--------      --------------------    --------     ------------
South African
Rand              19,440,000           Nov 96        $ 8,092
Swiss Franc        3,546,000           Jan 97          7,881
                                                     -------
                                                     $15,973
                                                     =======



NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value,
(b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc.
("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $696,959. Out of this amount, $72,220 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $458,039 was paid as sales commissions to unrelated broker-dealers and $166,700 was paid as sales commissions to sales personnel of John Hancock
Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated
("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual
Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH
Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended
October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $555,251.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor
Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor
Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On March 26, 1996, the Board of Trustees approved retroactively to
January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C.
Hodsdon are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock
Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $793.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated
$331,916,727 and $256,041,689, respectively.

The cost of investments owned at October 31, 1996 for federal income tax purposes was $280,782,936. Gross unrealized appreciation and depreciation of investments aggregated $14,609,409 and $6,962,365, respectively, resulting in net unrealized appreciation of $7,647,044.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified amounts to reflect a decrease in undistributed net investment income of $74,021, a decrease in accumulated net realized investment loss of $513,447 and a decrease in capital paid-in of $439,426. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Bond Trust
John Hancock High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John
Hancock High Yield Bond Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund portfolio of John Hancock Bond Trust at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/S/ERNST & YOUNG LLP

Boston, Massachusetts

December 10, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during its fiscal year ended October 31, 1996. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1996 dividends qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1996 U.S. Treasury Department Form
1099-DIV in January of 1997. This will reflect the total of all distributions which are taxable for calendar year 1996.



SHAREHOLDER MEETING (UNAUDITED)

On July 2, 1996, a special meeting of John Hancock High Yield Bond
Fund was held.

The Shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 15,440,381 FOR, 441,685
AGAINST and 1,378,497 ABSTAINING.

The Shareholders redesignated as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes were 15,314,425 FOR, 558,488
AGAINST, and 1,387,651 ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                      FOR             WITHHELD
---------------                 --------------    --------------
Edward J. Boudreau, Jr.          19,670,794          648,121
James F. Carlin                  19,669,794          649,121
William H. Cunningham            19,669,775          649,139
Charles F. Fretz                 19,663,179          655,736
Harold R. Hiser, Jr.             19,669,776          649,139
Anne C. Hodsdon                  19,670,114          648,801
Charles L. Ladner                19,669,794          649,121
Leo E. Linbeck, Jr.              19,669,757          649,157
Patricia P. McCarter             19,669,114          649,801
Steven R. Pruchansky             19,669,096          649,819
Richard S. Scipione              19,664,160          654,754
Norman H. Smith                  19,669,775          649,139
John P. Toolan                   19,667,962          650,952



NOTES

John Hancock Funds - High Yield Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - High Yield Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - High Yield Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John
Hancock High Yield Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                         5700A 10/96
                                                               12/96




                       John Hancock Funds

                           Government
                             Income
                              Fund

                          ANNUAL REPORT

                         October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission
Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY BARRY EVANS, PORTFOLIO MANAGER

John Hancock
Government Income Fund

Bond investors tugged in opposite directions on mixed economic news

Events in the bond market during the past 12 months can be characterized by two major interest rate moves: rising rates in early 1996 and falling rates in October. In between those two periods, the market moved constantly within a very tight range, depending on the economic news coming out of Washington.

When the Fund's fiscal year began in late 1995, the bond market was rallying, with falling interest rates and rising bond prices, in anticipation of a balanced budget accord that would have been very positive news for the economy. But by late February the market slowly began to realize that a balanced budget wasn't going to happen and that the economy, in fact, was beginning to accelerate instead of slowing down as many market participants had believed it would.
This market shift prompted interest rates to move up and sent bond prices down as many investors began to fear that a faster-growing economy would spark inflation, bondholders' nemesis because it erodes the value of their fixed-income stream. When the period began, the yield on the bellwether 30-year Treasury was at 6% and rose as high as 7.2% before settling down around 6.6%. The bond market staged a comeback in September once inflation fears dissipated somewhat after the Federal
Reserve declined to raise rates and the economy slowed down in the third quarter.


A 2 1/4" x 3 1/2" photo of portfolio management team at bottom right. Caption reads: "Barry Evans (seated) and management team members Roger Hamilton (left) and Seth
Robbins (right)".

Two major
interest rate
moves occurred
during the
Fund's fiscal
year.


Pie chart with the heading 'Portfolio Diversification" at top of left hand column. The chart is divided into four sections.
Going from top left to right: Short-term Investments & Other
7%; Foreign Bank and Government Bonds 12%; U.S. Treasury
Bonds 23%; U.S. Government Agencies 49%. A footnote below states "As a percentage of net assets on October 31, 1996."


"We
maintained
performance
by successfully
managing the
Fund's
duration."


In this challenging environment, John Hancock Government Income Fund performed well. For the 12 months ended October 31, 1996, John Hancock
Government Income Fund's Class A and Class B shares had total returns of
4.49% and 3.84%, respectively, at net asset value. These compared to the average general U.S. government fund's return of 4.04%, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information. We maintained performance by successfully managing the Fund's duration. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall (or fall as rates rise).
We shortened the Fund's duration to 4.8 years in the rising rate environment of February and March and lengthened it to 5.2 years in the falling rate period from August through October.

Mortgage strategy

Generally, when the market stays within a narrow range, as it did for most of the last six months, bond investors can benefit from holding securities that offer yield over and above that offered by U.S. Treasury bonds. So as rates began rising, we pared our Treasury holdings and bought mortgage-backed securities, specifically GNMA 7 1/2% and 8% mortgages. By owning current coupon mortgages, those with rates similar to prevailing interest rates, we were able to take advantage of their yields, while limiting our prepayment risk -- the risk that homeowners will prepay their mortgages and refinance at a lower rate. When rates fall and homeowners pay off their mortgages to refinance at lower rates, the investors holding the original mortgages lose that higher yield and are forced to reinvest the mortgage proceeds at a lower rate. As expected, mortgages did well during the last six months when rates stayed within a narrow range and the risk of prepayment declined.

During the past 12 months we also added to the Fund's investment in planned amortization classes (PACs). Issued by government agencies such as the Federal National Mortgage Association and the Federal Home Loan
Mortgage Corporation, PACs are portions of higher-quality collateralized mortgage obligations (CMOs) that have a lower probability of prepayment.
CMOs separate the cash flows of mortgage pools into different classes of various maturities. Our PACs helped boost the Fund's yield, while being more insulated from the threat of prepayment in a falling rate environment.

Our stake in mortgage bonds rose to as much as 53% of the Fund's net assets before we began to reduce it in August, bringing it back to about
25% by the end of October. Because interest rates had begun to fall, mortgages no longer provided the yield that they had during mid year. In their place, we increased the Fund's holdings in foreign bonds, particularly Canadian Provincial debt -- debt obligations of the Canadian provinces. The climate for Canadian bonds is favorable because
Canada has been fairly aggressive about lowering its interest rates and strengthening its budget in an effort to stimulate the domestic economy.
Our top holding includes Province of Ontario bonds, which have a high coupon and relatively short maturity.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 4.49% total return for the John Hancock
Government Income Fund: Class A. The second represents the
3.84% total return for the John Hancock Government Income
Fund: Class B. The third represents the 4.04% total return for the average general U.S. government fund. A footnote below reads: "Total returns for John Hancock Government
Income Fund are at net asset value with all distributions reinvested. The average general U.S. government fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."

Looking ahead

Our outlook for bonds remains favorable. In our view, the most likely scenario over the next six months is for the economy to continue to grow at a modest pace. Consumer spending should bounce back enough from its third quarter lull to prevent the economy from slipping into a recession.
While it's possible that we'll see some periodic inflation scares as the market struggles with wage concerns, we remain convinced that there isn't a real inflation threat, only a perceived one. The bond market should also be pleased with the status quo of the 1996 elections. This environment suggests that interest rates still have room to come down somewhat, although on a more modest scale. Given that scenario, we'll maintain a slightly aggressive posture and keep the Fund's duration slightly longer than average. But once the yield on the 30-year Treasury bond falls to around 6.4%, we'll begin shortening our duration and buying mortgages again, unless we see further signs that lead us to believe that interest rates could go even lower.


"Our outlook
for bonds
remains
favorable."


--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income
Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share.
Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance.
Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                   ONE         FIVE       LIFE OF
                                  YEAR        YEARS        FUND
                               ----------   ---------   -----------
John Hancock Government Income
Fund: Class A                    (0.93%)       N/A       12.20%(1)
John Hancock Government Income
Fund: Class B(2)                 (1.99%)     28.75%      74.57%


AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                                   ONE         FIVE       LIFE OF
                                  YEAR        YEARS        FUND
                               ----------   ---------   -----------
John Hancock Government Income
Fund: Class A                    (0.93%)       N/A        5.92%(1)
John Hancock Government Income
Fund: Class B(2)                 (1.99%)      5.18%       6.69%


YIELDS
As of October 31, 1996
                                                       SEC 30-DAY
                                                          YIELD
                                                       ----------

John Hancock Government Income Fund: Class A              5.91%
John Hancock Government Income Fund: Class B              5.44%


Notes to Performance

(1) Class A shares commenced on September 30, 1994.

(2) Class B shares commenced on February 23, 1988.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John
Hancock Government Income Fund would be worth on October 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same
$10,000 investment in the Lehman Brothers Treasury Composite Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.



Government Income Fund
Class A shares

Line chart with the heading Government Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Treasury
Composite Index and is equal to $12,114 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on September 30, 1994, before sales charge, and is equal to $11,994 as of October 31, 1996. The third line represents the Government Income Fund, after sales charge and is equal to $11,451 as of October 31, 1996.



Government Income Fund
Class B shares

Line chart with the heading Government Income Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Treasury
Composite Index and is equal to $20,510 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on February 23, 1988, and is equal to $17,801 as of October 31, 1996.


* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - Government Income Fund



The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
----------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
U.S. government and agencies securities
(cost -- $ 452,275,470)                                       $ 455,853,949
Foreign government bonds (cost -- $67,402,079)                   68,081,868
Multi-family mortgage backed bonds
(cost -- $9,562,460)                                              9,565,111
Joint repurchase agreement (cost -- $2,284,000)                   2,284,000
Corporate savings account                                            65,159
                                                              -------------
                                                                535,850,087
Receivable for investments sold                                  33,598,640
Receivable for shares sold                                           37,267
Interest receivable                                               9,920,977
Receivable for variation margin -- Note A                            34,531
Other assets                                                        165,547
                                                              -------------
Total Assets                                                    579,607,049
---------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                 4,178,115
Payable for shares repurchased                                      201,332
Dividend payable                                                    117,700
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                            491,660
Accounts payable and accrued expenses                               170,985
                                                              -------------
Total Liabilities                                                 5,159,792
---------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                 592,951,338
Accumulated net realized loss on investments
and financial futures contracts                               (  22,835,854)
Net unrealized appreciation of investments and
financial futures contracts                                       4,340,819
Distributions in excess of net investment income              (       9,046)
                                                              -------------
Net Assets                                                    $ 574,447,257
===========================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding -- 1,000,000,000 shares
authorized with $0.01 par value, respectively)
Class A -- $396,323,045/43,691,328                              $       9.07
============================================================================
Class B -- $178,124,212/19,626,997                              $       9.08
============================================================================
Maximum Offering Price Per Share*
Class A -- ($9.07 x 104.71%)                                    $       9.50
============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
----------------------------------------------------------------------------
Investment Income:
Interest                                                        $52,084,692
                                                                -----------
Expenses:
Investment management fee -- Note B                               3,952,669
Distribution/service fee -- Note B
Class A                                                           1,066,882
Class B                                                           1,972,552
Transfer agent fee -- Note B                                      1,098,875
Custodian fee                                                       161,369
Printing                                                            103,680
Financial services fee -- Note B                                     96,304
Miscellaneous                                                        88,326
Trustees' fees                                                       86,595
Registration and filing fees                                         78,049
Auditing fee                                                         62,382
Advisory board fee                                                   51,407
Legal fees                                                           39,250
                                                                -----------
Total Expenses                                                    8,858,340
---------------------------------------------------------------------------

Net Investment Income                                            43,226,352
---------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
Net realized loss on investments sold                          (  3,115,736)
Net realized gain on financial futures contracts                     54,519
Change in net unrealized appreciation/depreciation
of investments                                                 ( 15,006,957)
Change in net unrealized appreciation/depreciation
of financial futures contracts                                       24,624
                                                                -----------
Net Realized and Unrealized Loss
on Investments                                                 ( 18,043,550)
---------------------------------------------------------------------------

Net Increase in Net Assets
Resulting from Operations                                       $25,182,802
===========================================================================

See notes to financial statements.






Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                   ---------------------------------------
                                                                                           1995                  1996
                                                                                      -------------         -------------
Increase in Net Assets:
From Operations:
Net investment income                                                                  $ 21,225,641          $ 43,226,352
Net realized loss on investments sold and financial futures contracts                 (   6,768,941)        (   3,061,217)
Change in net unrealized appreciation/depreciation of
investments and financial futures contracts                                              49,303,120         (  14,982,333)
                                                                                      -------------         -------------
Net Increase in Net Assets Resulting from Operations                                     63,759,820            25,182,802
                                                                                      -------------         -------------
Distributions to Shareholders:
Dividends from net investment income
     Class A -- ($0.7182 and $0.6475 per share, respectively)                         (   4,353,217)        (  30,301,964)
     Class B -- ($0.6528 and $0.5817 per share, respectively)                         (  16,866,998)        (  12,924,388)
Distributions in excess of net investment income
     Class A -- (none and $0.0006 per share, respectively)                                       --         (      24,790)
     Class B -- (none and $0.0003 per share, respectively)                                       --         (       6,308)
                                                                                      -------------         -------------
Total Distributions to Shareholders                                                   (  21,220,215)        (  43,257,450)
                                                                                      -------------         -------------
From Fund Share Transactions -- Net*                                                    413,699,323         ( 105,001,453)
                                                                                      -------------         -------------
Net Assets:
Beginning of period                                                                     241,284,430           697,523,358
                                                                                      -------------         -------------
End of period (including undistributed net investment
income and distributions in excess of
net investment income of $5,426 and $9,046, respectively)                              $697,523,358          $574,447,257
                                                                                      =============         =============
* Analysis of Fund Share Transactions:
                                                                                       YEAR ENDED OCTOBER 31,
                                                                     --------------------------------------------------------
                                                                               1995                           1996
                                                                     --------------------------    --------------------------
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     -----------   -------------   -----------   ------------

CLASS A
Shares sold                                                              316,821    $  2,814,999     2,410,470   $ 21,862,541
Shares issued in reorganization -- Note E                             51,435,148     464,795,225            --             --
Shares issued to shareholders in reinvestment of distributions           217,963       2,023,104     1,608,652     14,641,736
                                                                     -----------   -------------   -----------   ------------
                                                                      51,969,932     469,633,328     4,019,122     36,504,277
Less shares repurchased                                              ( 1,498,883)  (  13,909,339)  (10,824,321)  ( 98,756,948)
                                                                     -----------   -------------   -----------   ------------
Net increase (decrease)                                               50,471,049    $455,723,989   ( 6,805,199)  ($62,252,671)
                                                                     ===========   =============   ===========   ============
CLASS B
Shares sold                                                            2,414,651    $ 21,569,979     1,969,851   $ 18,166,729
Shares issued in reorganization -- Note E                                243,005       2,166,726            --             --
Shares issued to shareholders in reinvestment of distributions           973,020       8,764,619       734,239      6,692,313
                                                                     -----------   -------------   -----------   ------------
                                                                       3,630,676      32,501,324     2,704,090     24,859,042
Less shares repurchased                                              ( 6,837,005)  (  74,525,990)  ( 7,418,441)  ( 67,607,824)
                                                                     -----------   -------------   -----------   ------------
Net decrease                                                         ( 3,206,329)  ($ 42,024,666)  ( 4,714,351)  ($42,748,782)
                                                                     ===========   =============   ===========   ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.






Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE PERIOD
                                                                    SEPTEMBER 30, 1994
                                                                     (COMMENCEMENT OF             YEAR ENDED OCTOBER 31,
                                                                       OPERATIONS) TO           ---------------------------
                                                                      OCTOBER 31, 1994            1995(1)           1996
                                                                      ----------------           ---------        ---------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                                      $    8.85              $    8.75         $   9.32
                                                                          ---------              ---------        ---------
Net Investment Income                                                          0.06                   0.72             0.65(5)
Net Realized and Unrealized Gain (Loss) on
Investments, Options and Financial Futures Contracts                     (     0.10)                  0.57       (     0.25)
                                                                          ---------              ---------        ---------
Total from Investment Operations                                         (     0.04)                  1.29             0.40
                                                                          ---------              ---------        ---------
Less Distributions:
Dividends from Net Investment Income                                     (     0.06)            (     0.72)      (     0.65)
                                                                          ---------              ---------        ---------
Net Asset Value, End of Period                                            $    8.75              $    9.32         $   9.07
                                                                          =========              =========        =========
Total Investment Return at Net Asset Value (2)(3)                          (   0.45%)(4)             15.32%            4.49%
Total Adjusted Investment Return at Net Asset Value (3)                    (   0.46%)(4)             15.28%              --

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                                  $    223                $470,569        $396,323
Ratio of Expenses to Average Net Assets (2)                                    0.12%(4)                1.19%           1.17%
Ratio of Net Investment Income to Average Net Assets (2)                       0.71%(4)                7.38%           7.10%
Portfolio Turnover Rate                                                          92%                    102%            106%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------
                                                     1992           1993          1994          1995(1)          1996
                                                  ---------      ---------      ---------      ---------      ---------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period               $   9.79       $   9.83      $   10.05       $   8.75       $   9.32
                                                  ---------      ---------      ---------      ---------      ---------
Net Investment Income                                  0.80           0.70           0.65           0.65           0.58(5)
Net Realized and Unrealized Gain (Loss) on
Investments, Options and Financial
Futures Contracts                                      0.03           0.24     (     1.28)          0.57     (     0.24)
                                                  ---------      ---------      ---------      ---------      ---------
Total from Investment Operations                       0.83           0.94     (     0.63)          1.22           0.34
                                                  ---------      ---------      ---------      ---------      ---------
Less Distributions:
Dividends from Net Investment Income             (     0.79)    (     0.72)    (     0.65)     (    0.65)    (     0.58)
Distributions from Net Realized
Gains on Investments
Sold and Financial Futures Contracts                     --             --     (     0.02)            --             --
                                                  ---------      ---------      ---------      ---------      ---------
Total Distributions                              (     0.79)    (     0.72)    (     0.67)    (     0.65)    (     0.58)
                                                  ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Period                     $   9.83       $  10.05       $   8.75       $   9.32       $   9.08
                                                  =========      =========      =========      =========      =========
Total Investment Return at
Net Asset Value (2)(3)                                 8.81%          9.86%     (    6.42%)        14.49%          3.84%
Total Adjusted Investment
Return at Net Asset Value (3)                          8.66%          9.85%     (    6.43%)        14.47%            --

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)          $225,540       $293,413       $241,061       $226,954       $178,124
Ratio of Expenses to Average Net Assets (2)            2.00%          2.00%          1.93%          1.89%          1.90%
Ratio of Net Investment Income to
Average Net Assets (2)                                 8.03%          7.06%          6.98%          7.26%          6.37%
Portfolio Turnover Rate                                 112%           138%            92%           102%           106%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01% and 0.02% for Class B
    for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized
(5) On average month-end shares outstanding.


See notes to financial statements.





Schedule of Investments
October 31, 1996
------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Government
Income Fund on October 31, 1996. It's divided into four main categories: U.S. Government and Agencies Securities, Foreign Government Bonds, Multi-family Mortgage Backed Bonds and
Short-term Investments. Short-term Investments, which represent the Fund's "cash" position, are listed last.
                                                                                        PAR  VALUE
                                                     INTEREST          MATURITY           (000'S                MARKET
ISSUER, DESCRIPTION                                    RATE              DATE             OMITTED)               VALUE
-------------------                                  --------          --------         -----------          ------------


U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental -- U.S. (30.71%)
United States Treasury,
Bond                                                   15.750%          11-15-01          $ 34,340          $ 48,537,530
Bond                                                   11.875           11-15-03            17,550            23,086,499
Bond*                                                  12.750           11-15-10            20,000            28,537,400
Bond                                                   12.000           08-15-13            28,700            41,319,103
Bond                                                    8.125           08-15-19            19,000            22,013,210
Note                                                    8.000           05-15-01            12,000            12,909,360
                                                                                                            ------------
                                                                                                             176,403,102
                                                                                                            ------------
Governmental -- U.S. Agencies (48.65%)
Federal Home Loan Bank,
Bond                                                    6.645           10-29-01            25,000            24,949,250
Federal Home Loan Mortgage Corp.,
CMO Remic 1094-K                                        7.000           06-15-21             2,300             2,281,301
CMO Remic 1608-L                                        6.500           09-15-23             7,000             6,468,420
CMO Remic 1634-PN                                       4.500           12-15-23            10,575             7,719,750
CMO Remic 1667-PE                                       6.000           03-15-08            11,750            11,492,910
Federal Judiciary Office Building,
Zero Coupon Bond                                         Zero           02-15-01               250               190,156
Federal National Mortgage Assn.,
10 Yr SF Pass Thru Ctf                                  7.875           02-24-05            10,000            10,840,600
30 Yr SF Pass Thru Ctf                                  8.500           09-01-24 to         14,468            14,990,225
                                                                        10-01-24
GTD Remic Pass Thru Ctf 1990-51-H                       7.500           05-25-20               200               202,874
GTD Remic Pass Thru Ctf 1990-58-J                       7.000           05-25-20             3,700             3,649,125
GTD Remic Pass Thru Ctf 1990-94-D                       6.500           08-25-20             1,660             1,624,725
GTD Remic Pass Thru Ctf 1991-56-M                       6.750           06-25-21             4,000             3,900,000
GTD Remic Pass Thru Ctf 1994-36-N                       6.500           03-25-24            18,645            16,739,667
Medium Term Note                                       11.875           05-19-00             6,800             8,023,252
Financing Corp.,
Bond                                                    9.400           02-08-18             4,000             5,023,120
Bond                                                    9.650           11-02-18             1,600             2,061,248
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf                                  7.500           05-15-23 to         97,243            97,837,466
                                                                        12-15-25
30 Yr SF Pass Thru Ctf                                  8.000           09-15-23 to         44,328            45,438,198
                                                                        08-15-25
30 Yr SF Pass Thru Ctf                                 11.000           01-15-14 to          9,266            10,479,660
                                                                        12-15-15
Tennessee Valley Authority,
Bond                                                    8.250           04-15-42             5,000             5,538,900
                                                                                                            ------------
                                                                                                             279,450,847
                                                                                                            ------------
     TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
     (Cost $452,275,470)                                                                  ( 79.36%)          455,853,949
                                                                                          --------          ------------

FOREIGN GOVERNMENT BONDS
U.S. Dollar Denominated Foreign
Government Bonds (11.85%)
Argentina, Republic of,
Bond                                                    6.625#          03-31-05             8,820             7,265,475
Brazil, Republic of,
Bond DISC ZL                                            6.500#          04-15-24             5,000             3,687,500
IDU Ser A                                               6.688#          01-01-01             9,237             8,867,040
Hydro-Quebec Corp.,
Deb Ser HK                                              9.375           04-15-30             5,440             6,582,781
Deb Ser HS                                              9.400           02-01-21            10,000            12,017,400
International Bank for Reconstruction and Development,
Deb                                                     8.875           03-01-26             5,200             6,369,480
Landeskreditbank Baden -- Wurttemberg,
Sub Note                                                7.625           02-01-23            13,650            14,429,552
Ontario, Province of,
30 Yr Deb                                              11.500           03-10-13             8,000             8,862,640
                                                                                                            ------------
     TOTAL FOREIGN GOVERNMENT BONDS
     (Cost $67,402,079)                                                                    ( 11.85%)          68,081,868
                                                                                          --------          ------------
MULTI-FAMILY MORTGAGE BACKED BONDS (1.66%)
DLJ Mortgage Acceptance Corp.,
     CMO Remic 1993-M10-A2                              7.200           07-15-03             4,595             4,681,651
     CMO Remic 1993-MF7-A1                              7.400           06-18-03             4,747             4,883,460
                                                                                                            ------------
     TOTAL MULTI-FAMILY MORTGAGE BACKED BONDS
     (Cost $9,562,460)                                                                     (  1.66%)           9,565,111
                                                                                          --------          ------------
     TOTAL LONG-TERM BONDS
     (Cost $529,240,009)                                                                   ( 92.87%)         533,500,928
                                                                                          --------          ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.40%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets Inc.,
Dated 10-31-96, Due 11-01-96
(secured by U.S. Treasury Bonds,
6.25% thru 12.00%,due 11-15-12
thru 8-15-23) Note A                                    5.540%           11-01-96          $  2,284          $  2,284,000

Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account Current Rate 4.75%                                                                 65,159
                                                                                                            ------------
     TOTAL SHORT-TERM INVESTMENTS                                                         (  0.41%)            2,349,159
                                                                                          --------          ------------
     TOTAL INVESTMENTS                                                                    ( 93.28%)         $535,850,087
                                                                                          ========          ============
*U.S. Treasury Bonds with a value of $718,700 owned by the Fund were designated as margin deposits for future contracts at October 31, 1996.

# Represents rates effective on October 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.




NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund, and John Hancock Intermediate Maturity Government Fund (collectively the "Funds"). Until August 30, 1996, the Fund was a series of John Hancock Series, Inc. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,766,596 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: $15,347,195, December 31, 2002 and $1,419,401, December 31, 2003. The Fund's tax year end is December 31.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract will be valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker will be made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund will recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1996, open positions in financial futures contracts were as follows:
                                                           UNREALIZED
                                                          APPRECIATION/
EXPIRATION        OPEN CONTRACTS          POSITION       (DEPRECIATION)
----------      ------------------       -----------     -------------
DEC 96           125 Treasury Bond          LONG            $172,655
DEC 96            70 Treasury Bond          SHORT            (96,250)
                                                            --------
                                                            $ 76,405
                                                            ========

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended October
31, 1996.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.650% of the first $200,000,000 of the Fund's average daily net asset value, 0.625% of the next $300,000,000 and 0.600% of the Fund's average daily net asset value in excess of $500,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $236,024. Out of this amount, $65,449 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $144,458 was paid as sales commissions to unrelated broker-dealers and $26,117 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $573,615.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

On March 26, 1996 the Board of Trustees approved retroactively to
January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and officers of the Adviser and its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investment to cover the deferred compensation had unrealized appreciation of $3,495.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended October 31, 1996 aggregated
$654,936,756 and $787,212,791 respectively.

The cost of investments owned at October 31, 1996 for Federal income tax purposes was $531,589,389. Gross unrealized appreciation and depreciation of investments aggregated $12,160,858 and $7,965,319, respectively, resulting in net unrealized appreciation of $4,195,539.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the tax year ended December 31, 1995, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $283,265, a decrease in accumulated net investment loss of $16,626 and an increase in capital paid-in of $266,639. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Government Securities Trust (JHGST) approved a plan of reorganization between JHGST and the Fund providing for the transfer of substantially all of the assets and liabilities of JHGST to the Fund in exchange sole for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 51,435,148 Class A shares, and 243,005 Class B shares of the John Hancock Government Income Fund for the net assets of JHGST, which amounted to $477,611,353 and $2,257,707 for Class A and Class B shares, respectively, including $12,907,109 of unrealized appreciation, after the close of business at September 15, 1995.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Bond Trust
     John Hancock Government Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Government Income Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund portfolio of John Hancock Bond Trust at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                /s/Ernst & Young LLP

Boston, Massachusetts
December 10, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1996. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1996 dividends qualify for the dividends received deduction available to corporations.

Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January of 1997. This will reflect the total of all distributions which are taxable for calendar year 1996.



SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Government Income Fund was held.

The Shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 36,895,710 FOR, 902,981 AGAINST and 3,789,607 ABSTAINING.

The Shareholders also redesignated as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes were 36,058,271 FOR, 1,482,866 AGAINST and 4,047,160 ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                        FOR               WITHHELD
---------------                    -----------         -----------
Edward J. Boudreau, Jr.            46,184,111           1,377,975
James F. Carlin                    46,195,361           1,366,726
William H. Cunningham              46,163,340           1,398,747
Charles F. Fretz                   46,157,333           1,404,753
Harold R. Hiser, Jr.               46,151,871           1,410,215
Anne C. Hodsdon                    46,160,849           1,401,237
Charles L. Ladner                  46,184,812           1,377,274
Leo E. Linbeck, Jr.                46,186,918           1,375,168
Patricia P. McCarter               46,190,917           1,371,169
Steven R. Pruchansky               46,173,180           1,388,907
Richard S. Scipione                46,161,074           1,401,012
Norman H. Smith                    46,195,884           1,366,202
John P. Toolan                     46,178,820           1,383,266


NOTES

John Hancock Funds - Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


NOTES

John Hancock Funds - Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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This report is for the information of shareholders of the John Hancock
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investment objectives and operating policies.

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